UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2008

TOMOTHERAPY INCORPORATED
(Exact name of registrant as specified in its charter)
Wisconsin
(State or other jurisdiction of incorporation)

001-33452 (Commission File Number)	39-1914727 (IRS Employer Identification No.)

1240 Deming Way Madison, Wisconsin (Address of principal executive offices)	53717 (Zip Code)
(608) 824-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 17, 2008, TomoTherapy Incorporated (the “Company”) filed a Current Report on Form 8-K (the “Previously Filed Report”) disclosing the Company’s entry into an Equity Interest Transfer Agreement (the “Agreement”) with Sichuan Nanguang Vacuum Technology Incorporated Ltd. and Yao Chongguo to acquire 100% of the outstanding stock of Chengdu Twin-Peak Accelerator Technology Inc., a privately held company based in Chengdu, China. The Previously Filed Report included a description of certain provisions of the Agreement and a press release regarding the Agreement was filed as Exhibit 99.1 thereto.
     This Amendment No. 1 to the Previously Filed Report is filed for the sole purpose of filing the Agreement as Exhibit 2.1. The exhibit omits the appendixes that are listed following the table of contents in the Agreement. The Company will furnish to the U.S. Securities and Exchange Commission a copy of any omitted appendix supplementally upon request.
     All other information set forth under Item 1.01 of the Initial 8-K, including Exhibit 99.1 thereto, is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
                (d) Exhibits.

Number	Description
2.1 *	Equity Interest Transfer Agreement, dated April 17, 2008

99.1 **	Press Release dated April 17, 2008, titled “TomoTherapy to Acquire Linear Accelerator Manufacturer in China”

*	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from the Form 8-K/A and submitted separately to the Securities and Exchange Commission.

**	Previously filed with Form 8-K on April 17, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMOTHERAPY INCORPORATED
Dated: April 21, 2008	By:	/s/ Stephen C. Hathaway
Stephen C. Hathaway
Chief Financial Officer

EXHIBIT INDEX

Number	Description
2.1 *	Equity Interest Transfer Agreement, dated April 17, 2008

99.1 **	Press Release dated April 17, 2008, titled “TomoTherapy to Acquire Linear Accelerator Manufacturer in China”

*	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from the Form 8-K/A and submitted separately to the Securities and Exchange Commission.

**	Previously filed with Form 8-K on April 17, 2008.